UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

July 19, 2017

Date of Report (Date of earliest event reported)

TSS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33627	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Old Settlers Road
Round Rock, Texas	78664
(Address of principal executive offices)	(Zip Code)

(512) 310-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Item 2.03.	Entry Into a Material Definitive Contract. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 19, 2017, TSS, Inc. (the “Company”) and its subsidiaries Innovative Power Systems, Inc., VTC, L.L.C., Vortech, L.L.C., Total Site Solutions Arizona, LLC and Alletag Builders, Inc. (together with the Company, collectively, the “Borrowers”) entered into an amended and restated loan agreement (the “Loan Agreement”) and related agreements with MHW SPV II, LLC (“MHW SPV”) and MHW Partners, LP (“MHW Partners” and, collectively with MHW SPV, the “Lender”) for a multiple advance term loan in the maximum principal amount of up to $2,500,000 for up to sixty days following the date thereof and then $2,000,000 thereafter (collectively, the “Loan”). The Loan Agreement amends and restates the original loan agreement that the Borrowers and MHW SPV entered into on February 3, 2015.

In accordance with the terms of the Loan Agreement, MHW SPV provided $945,000 of the Loan on February 3, 2015 (the “MHW SPV Loan”), MHW Partners provided $650,000 of the Loan on July 19, 2017 (the “MHW Partners Loan”), and the remainder of the Loan may be advanced (an “Additional Advance”) in the Lender’s discretion to the Borrowers prior to July 19, 2022. The Borrowers may decide whether to accept such an Additional Advance in their discretion, and have the right to obtain substitute or alternate financing for the Additional Advance from any lender to be secured on a pari passu basis with the MHW SPV Loan and the MHW Partners Loan. The Borrowers executed and delivered an amended and restated promissory note (the “MHW SPV Promissory Note”) to MHW SPV to evidence the MHW SPV Loan and the terms of repayment thereof, and a promissory note to MHW Partners (the “MHW Partners Promissory Note”) to evidence the MHW Partners Loan and the terms of repayment thereof. The MHW SPV Promissory Note amends and restates the promissory note delivered by the Borrowers to MHW SPV on February 3, 2015.

The Loan bears interest at a fixed rate of 12% per annum, payable in cash monthly in arrears at a fixed rate of 6% per annum (the “Basic Interest”), and payable in kind at a fixed rate of 6% (the “PIK Interest”) to be evidenced by additional promissory notes having an aggregate principal amount equal to the accrued but unpaid PIK Interest. The Loan has a maturity date of July 19, 2022. The Borrowers are permitted to make optional prepayments of the Loan at any time, subject to a prepayment fee of (a) 4% of the amount prepaid if the prepayment is made prior to July 20, 2018, (b) 2% of the amount prepaid if the prepayment is made between July 20, 2018 and July 19, 2019, and (c) 1% of the amount prepaid if the prepayment is made between July 20, 2019 and July 19, 2020.

The Loan Agreement and ancillary documents include customary affirmative covenants for secured transactions of this type, including compliance with laws, maintenance of insurance, maintenance of assets, timely payment of taxes and notice of adverse events. The Loan Agreement and ancillary documents include customary negative covenants, including limitations on liens on assets of the Borrowers.

The Loan Agreement and ancillary documents include customary events of default, including payment defaults, the making of false or misleading representations or warranties included in the Loan Agreement and ancillary documents, failure to perform or observe terms, covenants or agreements included in the Loan Agreement and ancillary documents, insolvency and bankruptcy defaults and dissolution and liquidation defaults.

The obligations under the Loan are secured by substantially all of the Borrower’s assets pursuant to the terms of an amended and restated security agreement (the “Security Agreement”). The Security Agreement amends and restates the security agreement from the Borrowers in favor of MHW SPV dated February 3, 2015.

The Company and MHW SPV also entered into an amended and restated warrant (the “MHW SPV Warrant”) granting MHW SPV the right to purchase up to 1,115,826 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”). The MHW SPV Warrant amends and restates that warrant issued by the Company to MHW SPV on February 3, 2015. The MHW SPV Warrant is exercisable for a period of five years from July 19, 2017, at an exercise price of $0.10 for the first 390,539 shares, $0.20 for the next 390,539 shares and $0.30 for the final 334,748 shares. The exercise price and number of shares of Common Stock issuable on exercise of the MHW SPV Warrant will be subject to adjustment in the event of any stock split, reverse stock split, recapitalization, reorganization or similar transaction.

The Company and MHW Partners also entered into a warrant (the “MHW Partners Warrant”, collectively with the MHW SPV Warrant, the “Warrants”) granting MHW Partners the right to purchase up to 767,500 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”). The MHW Partner Warrant is exercisable for a period of five years from July 19, 2017, at an exercise price of $0.10 for the first 268,625 shares, $0.20 for the next 268,625 shares and $0.30 for the final 230,250 shares. The exercise price and number of shares of Common Stock issuable on exercise of the MHW Partners Warrant will be subject to adjustment in the event of any stock split, reverse stock split, recapitalization, reorganization or similar transaction.

Peter H. Woodward, the chairman of the board of directors of the Company, is a principal of MHW Capital Management, LLC, which is the investment manager of MHW SPV and MHW Partners. MHW Capital Management, LLC is entitled to a performance fee based on the appreciation in the valuation of the common stock of the Company in excess of the applicable strike price under the Warrants.

A copy of the Loan Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the MHW SPV Promissory Note is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A copy of the MHW Partners Promissory Note is attached hereto as Exhibit 99.3 and is incorporated herein by reference. A copy of the Security Agreement is attached hereto as Exhibit 99.4 and is incorporated herein by reference. Copies of the Warrants are attached hereto as Exhibit 99.5 and Exhibit 99.6 and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the attached Loan Agreement, MHW SPV Promissory Note, MHW Partners Promissory Note, Security Agreement and Warrants.

Item 3.02.	Unregistered Sales of Equity Securities.

As more fully described in Item 2.03 of this Current Report on Form 8-K, in connection with the Loan Agreement, on the closing date, the Company issued the Warrants to MHW SPV and MHW Partners. The Warrants were issued in reliance on the exemption from registration provided for under Section 4(2) of the Securities Act of 1933, as amended. Each of MHW SPV and MHW Partners represented in the applicable Warrant that it was an accredited investor, that it was acquiring such Warrant and the underlying shares of common stock for investment for its own account, and that such Warrant and the underlying shares of common stock are restricted securities under the federal securities laws.

Item 9.01.	Financial Statements and Exhibits.

99.1	Amended and Restated Loan Agreement, among TSS, Inc. Innovative Power Systems, Inc., VTC, L.L.C., Vortech, L.L.C., Total Site Solutions Arizona, LLC, Alletag Builders, Inc., MHW Partners, LP and MHW SPV II, LLC, dated July 19, 2017

99.2	Amended and Restated Promissory Note, made by TSS, Inc. Innovative Power Systems, Inc., VTC, L.L.C., Vortech, L.L.C., Total Site Solutions Arizona, LLC, and Alletag Builders, Inc. payable to the order of MHW SPV II, LLC, dated July 19, 2017
99.3	Promissory Note, made by TSS, Inc. Innovative Power Systems, Inc., VTC, L.L.C., Vortech, L.L.C., Total Site Solutions Arizona, LLC, and Alletag Builders, Inc. payable to the order of MHW Partners, LP, dated July 19, 2017

99.4	Amended and Restated Security Agreement, among TSS, Inc., Innovative Power Systems, Inc., VTC, L.L.C., Vortech, L.L.C., Total Site Solutions Arizona, LLC and Alletag Builders, Inc. in favor of MHW Partners, LP and MHW SPV II, LLC, dated July 19, 2017

99.5	Amended and Restated Warrant between TSS, Inc. and MHW SPV II, LLC, dated July 19, 2017
99.6	Warrant between TSS, Inc. and MHW Partners, LP, dated July 19, 2017

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

	By:	/s/ John Penver
John Penver
Chief Financial Officer

Date: July 25, 2017